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                     ASSIGNMENT OF MANAGEMENT AGREEMENT AND
                        SUBORDINATION OF MANAGEMENT FEES

     THIS ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION OF MANAGEMENT FEES ("Assignment") is made as of the 3rd day of August, 1998, by POSADAS DE PUERTO RICO ASSOCIATES, INCORPORATED, a Delaware corporation, having its principal place of business at 999 Ashford Avenue (Condado), Santurce, Puerto Rico 00902 ("Borrower"), to CITICORP REAL ESTATE, INC., a Delaware corporation, having an address at 599 Lexington Avenue, New York, NY 10043 ("Lender"), and is acknowledged and consented to by WILLIAMS HOSPITALITY GROUP INC. (formerly known as Posadas of America Central, Inc.), a Delaware corporation, having its principal place of business at 6063 East Isla Verde Avenue, Carolina, Puerto Rico 00979 ("Agent").

                                    RECITALS:

                  A. Borrower by its promissory note of even date herewith given to Lender (the note together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increases thereof shall collectively be referred to as the "Note") is indebted to Lender in the principal sum of $55,000,000 in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the "Loan"), principal and interest to be payable in accordance with the terms and conditions provided in the Note and the Loan Agreement dated the date hereof between Borrower and Lender (the "Loan Agreement").

                  B. The Loan is secured by, among other things, a Mortgage Note Pledge and Security Agreement (the "Security Instrument"), with respect to certain Mortgage Notes and Mortgages (as such terms are defined in the Security Instrument), which Mortgages grant Lender a first lien on the property encumbered thereby (the "Property"). All and any of the documents other than the Note, the Security Instrument and this Assignment now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Note are referred to as the "Other Security Documents". The Note, the Loan Agreement, the Security Instrument, the Other Security Documents and each of the other documents evidencing, securing or otherwise relating to the Loan or any of the foregoing documents are hereinafter sometimes collectively referred to as the "Loan Documents".

                  C. Pursuant to a certain Management Agreement dated as of September 23, 1983 between Borrower and Agent (the "Management Agreement") (a true and correct copy of which Management Agreement is attached hereto as Exhibit A), Borrower employed Agent exclusively to operate and manage the Property and Agent is entitled to certain management fees (the



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"Management Fees") thereunder, including without limitation all Incentive
Management Fees and Basic Management Fees (both as defined in the Management Agreement).

                  D. Lender requires as a condition to the making of the Loan that Borrower assign all of its rights in and to the Management Agreement as additional security for the Loan and that Agent subordinate its interest in the Management Fees in lien and payment to the Security Instrument as set forth below.

                                   AGREEMENT:

                  For good and valuable consideration the parties hereto agree as follows:

                  1. Assignment of Management Agreement. (a) As additional collateral security for the Loan, Borrower hereby unconditionally transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender's option, upon the occurrence of an Event of Default (as hereinafter defined).

                           (b) Assignment by Agent. As further additional
collateral security for the Loan, Agent hereby unconditionally transfers, sets over and assigns to Lender all of Agent's right, title and interest in and to all permits, license agreements, operating contracts, licenses (including liquor, gaming and other licenses), franchise agreements and all management, service, supply and maintenance contracts and agreements, and any other agreements, permits or contracts of any nature whatsoever now or hereafter obtained or entered into by Agent on behalf of Borrower with respect to the operation, maintenance and administration of the Property (collectively, the "Agent Contracts").

                  2. Subordination of Management Fees. The Management Fees and all rights and privileges of Agent to the Management Fees are hereby and shall at all times continue to be subject and unconditionally subordinate in all respects in lien and payment to the lien and payment of the Loan Documents and to any renewals, extensions, modifications, assignments, replacements, or consolidations thereof and the rights, privileges, and powers of Lender thereunder.

                  3. Termination. At such time as the Loan is paid in full and the Security Instrument is released or assigned of record, this Assignment and all of Lender's right, title and interest hereunder with respect to the Management Agreement shall terminate. Lender, at Borrower's expense, shall execute and deliver such instruments as Agent may reasonably request to evidence such termination.

                  4. Estoppel. Agent represents and warrants that (a) the Management Agreement is in full force and effect and has not been modified, amended or assigned with respect to the



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Property (other than the assignment to Scotiabank being terminated concurrently herewith), (b) except with respect to the payment of certain deferred Management Fees reflected in Borrower's financial statements, to the best of Agent's knowledge, neither Agent nor Borrower is in default under any of the terms, covenants or provisions of the Management Agreement with respect to the Property and Agent knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Management Agreement with respect to the Property, (c) neither Agent nor to Agent's knowledge, Borrower, has commenced any action or given or received any notice for the purpose of terminating the Management Agreement with respect to the Property and (d) the Management Fees and all other sums due and payable to the Agent under the Management Agreement have been paid in full with respect to the Property.

                  5. (a) Borrower's Covenants. Borrower hereby covenants with Lender that during the term of this Assignment: (i) Borrower shall not transfer the responsibility for the management of the Property from Agent to any other person or entity without prior written notification to Lender and the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion except that Lender shall not unreasonably withhold its consent to the transfer of the responsibility for management of the Property to an entity wholly owned by Wyndham International or Wyndham International Operating Partnership L.P. pursuant to a management agreement acceptable to Lender in its reasonable discretion and provided that Borrower and transferee shall execute and deliver to Lender any agreement in substantially the same form as this Assignment on or prior to such transfer and (ii) Borrower shall not terminate or amend any of the terms or provisions of the Management Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion; and (iii) Borrower shall, in the manner provided for in this Assignment, give notice to Lender of any notice or information that Borrower receives which indicates that Agent is terminating the Management Agreement or that Agent is otherwise discontinuing its management of the Property.

                           (b) Agent's  Covenants.  Agent hereby  covenants with
Lender that during the term of this Assignment, Agent shall not assign, pledge, sell or transfer the Agent Contracts to any party except to Borrower, which transfer to Borrower shall be subject to the assignment to Lender made by Agent herein. Further, Agent agrees as long as the Management Agreement remains in effect, to comply with the terms, covenants and provisions of all Agent Contracts and to keep all Agent Contracts in full force and effect to the extent necessary or desirable to the operation and management of the Property.

                  6. Agreement by Borrower and Agent. Borrower and Agent hereby agree that in the event of a default by Borrower (beyond any applicable grace period) under the Note, the Loan Agreement or any of the other Loan Documents ("Event of Default") during the term of this Assignment, at the option of Lender exercised by written notice to Borrower and Agent: (a) Agent shall not collect or be entitled to any Management Fees or other fee or commission due under the Management Agreement following termination thereof; and (b) Lender may exercise its rights under this Assignment and may immediately terminate the Management Agreement by written notice to



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the Agent that such Event of Default has occurred and that Lender elects to exercise its option under this Section 6 by reason thereof, and require Agent to transfer its responsibility for the management of the Property to Lender or to a management company selected by Lender in Lender's sole and absolute discretion.

                  7. Lender's Right to Replace Agent. In addition to the foregoing, in the event that (a) Agent becomes insolvent, or (b) an Event of Default occurs, Lender may exercise its rights under this Assignment and direct Borrower to terminate the Management Agreement and to replace Agent with a management company acceptable to Lender in Lender's sole and absolute discretion.

                  8. Receipt of Management Fees. Borrower and Agent hereby agree that Agent shall not be entitled to receive any Management Fees or other fee, commission or other amount payable to Agent under the Management Agreement for and during any period of time that any Event of Default has occurred and is continuing; provided, however, that Agent shall not be obligated to return or refund to Lender any Management Fees or other fee, commission or other amount already received by Agent prior to the occurrence of the Event of Default, and to which Agent was entitled under this Assignment.

                  9. Consent and Agreement by Agent. Agent hereby acknowledges and consents to this Assignment and agrees that Agent will act in conformity with the provisions of this Assignment and Lender's rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Property is transferred from Agent in accordance with the provisions hereof (whether to a new management company retained by Borrower or after an Event of Default, to Lender or a new management company retained by Lender), Agent shall, and hereby agrees to, fully cooperate in transferring its responsibility and the Agent Contracts to Lender or a new management company, as applicable, and effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Agent hereby agrees (a) not to contest or impede the exercise by Lender of any right it has under or in connection with this Assignment; and (b) that it shall, in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property.

                  10. Intentionally Omitted.

                  11. Governing Law. This Assignment shall be deemed to be a contract entered into pursuant to the laws of the Commonwealth of Puerto Rico and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the Commonwealth of Puerto Rico, without regard to the principles of conflicts of laws.



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                  12. Notices. All notices or other written communications
hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:            Posadas de Puerto Rico Associates, Incorporated
                           c/o Patriot America Hospitality, Inc.
                           590 Madison Avenue
                           New York, NY 10022
                           Attention:  William W. Evans, III
                           Facsimile No.  (212) 355-7772

With a copy to:            Shack & Siegel, P.C.
                           530 Fifth Avenue
                           New York, New York 10036
                           Attention:  Pamela E. Flaherty, Esq.
                           Facsimile No.  (212) 730-1964

If to Lender:              Citicorp Real Estate, Inc.
                           399 Park Avenue
                           New York, New York 10043
                           Attention: Jeffrey A. Warner
                           Reference:  Condado Plaza, Puerto Rico
                           Facsimile No.:  (212) 793-6314


With a copy to:            Citicorp/Citibank REILD
                           599 Lexington Avenue
                           20th Floor/Zone 1
                           New York, New York 10043
                           Attention: General Counsel
                           Reference: Condado Plaza, Puerto Rico



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With a copy to:            Weil, Gotshal & Manges LLP
                           701 Brickell Avenue
                           Suite 2100
                           Miami, Florida 33131
                           Reference: Condado Plaza, Puerto Rico
                           Attention:  Richard A. Morrison, Esq. (BEO)
                           Facsimile No.:(305) 374-7159

If to Agent:               Williams Hospitality Group Inc.
                           6063 East Isla Verde Avenue
                           Carolina, Puerto Rico 00979
                           Attention:  President
                           Facsimile No.  (787) 791-7500

                           Wyndham International
                           1950 Stemmons Freeway, Suite 6001
                           Dallas, TX 75207
                           Attention:  Carla Moreland, Esq.
                           Facsimile No.  (214) 863-1986

With a copy to:            Shack & Siegel, P.C.
                           530 Fifth Avenue
                           New York, New York 10036
                           Attention:  Pamela E. Flaherty, Esq.
                           Facsimile No.  (212) 730-1964

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 12, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the Commonwealth of Puerto Rico.

                  Any party by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  13. No Oral Change. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.



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                  14. Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

                  15. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

                  16. Headings, etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  17. Duplicate Originals; Counterparts. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

                  18. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  19. Miscellaneous. (a) Wherever pursuant to this Assignment
(i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                  (b) Wherever pursuant to this Assignment it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

                  (c) Waiver of Trial by Jury. BORROWER AND AGENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS ASSIGNMENT OR ANY OTHER LOAN DOCUMENTS, OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT



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(WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY
EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER ANY SUCH LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS ASSIGNMENT, AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS ASSIGNMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS ASSIGNMENT.

                  (d) Borrower and Lender agree to cooperate in good faith to bifurcate any of the Agent Contracts that relate to a property other than the Property.

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                  IN WITNESS WHEREOF Borrower and Agent have executed this
Assignment as of the date and year first written above.

                                 BORROWER:

                                 POSADAS DE PUERTO RICO ASSOCIATES,
                                 INCORPORATED, a Delaware corporation

                                 By: /s/ Larry M. Vitale
                                    -------------------------------------------
                                         Larry M. Vitale
                                         Vice President

                                 AGENT:

                                 WILLIAMS HOSPITALITY GROUP INC.,
                                 a Delaware corporation

                                 By:  /s/ Larry M. Vitale
                                     ------------------------------------------
                                          Name:  Larry M. Vitale
                                          Title: Vice President



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STATE OF FLORIDA                    )
                                    ) ss.
COUNTY OF MIAMI-DADE                )

         The foregoing instrument was acknowledged before me this 2nd day of August, 1998, by Larry M. Vitale, as Vice President of POSADAS DE PUERTO RICO ASSOCIATES, INCORPORATED, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license as identification.

                                                 /s/  Olga L. Duque
                                                 -------------------------------
                                                Notary Public

My commission expires:

----------------------


STATE OF FLORIDA                    )
                                    ) ss.
COUNTY OF MIAMI-DADE                )

         The foregoing instrument was acknowledged before me this 2nd day of August, 1998, by Larry M. Vitale, as Vice President of WILLIAMS HOSPITALITY GROUP, INC., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license as identification.

                                                /s/ Olga L. Duque
                                                --------------------------------
                                                Notary Public


My commission expires:

----------------------




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                                    EXHIBIT A

                              MANAGEMENT AGREEMENT
















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